SUPPLEMENT DATED MARCH 29, 2019

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS FOR

GLOBAL ABSOLUTE RETURN PORTFOLIO

DATED MAY 1, 2018

This supplement revises the Pacific Select Fund Summary Prospectus for Global Absolute Portfolio dated May 1, 2018 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

NOTICE OF LIQUIDATION OF GLOBAL ABSOLUTE RETURN PORTFOLIO

At a meeting held on March 27, 2019, the Board of Trustees (the “Board”) approved a plan of liquidation (the “Plan”) for the Global Absolute Return Portfolio (the “Fund”), a series of Pacific Select Fund (the “Trust”), and submission of the Plan to the beneficial owners of the Fund, including contract owners of variable life insurance policies and variable annuity contracts who have selected the Fund for investment through those policies or contracts and therefore have a beneficial interest in the Fund (“Contract Owners”).  The liquidation of the Fund (the “Liquidation”) will occur only if the Plan is approved by the Contract Owners.

If approved, the Liquidation of the Fund is expected to occur on or about April 30, 2019, or such other date as an officer of the Trust shall determine (the “Liquidation Date”).

Change to Investment Goal and Strategy of the Fund.  In order to convert all portfolio securities of the Fund to cash or cash equivalents in preparation for the Liquidation, the Fund is expected to deviate from its investment goal and principal investment strategies until it is liquidated on the Liquidation Date.  For example, short-term money market or other instruments may be held by the Fund in anticipation of the Liquidation and these investments will not perform in the same manner as investments held by the Fund under normal circumstances.

Effect of the Plan of Liquidation.  The Plan of Liquidation is not expected to affect the value of Contract Owners’ interests in the Fund.  If the Plan of Liquidation is approved and a Contract Owner has not selected a new investment option prior to the Liquidation Date, the Contract Owner’s interest in the Fund will be automatically reinvested in  Service Class shares of the Fidelity® Variable Insurance Products Government Money Market Portfolio (the “Fidelity VIP Government Money Market Fund”), and the Conrtract Owner will beneficially own, immediately after the Liquidation, a number of Service Class shares of the Fidelity VIP Government Money Market Fund having the same value as the value of the shares of the Liquidating Fund beneficially owned by that Contract Owner immediately prior to the Liquidation. Please refer to the Fidelity VIP Government Money Market Fund’s prospectus and Statement of Additional Information, both dated April 30, 2018, the SAI as supplemented, for information about the Fidelity VIP Government Money Market Fund.

Purchases and Transfers into the Fund.  Purchases and transfers into the Fund will not be accepted after the close of business on March 29, 2019 for new or existing contract owners of variable life insurance policies or for new contract owners of variable annuity contracts.

Transfers out of the Fund. Contract Owners may transfer out of the Fund into any other investment option available under their respective contracts at any time prior to the Liquidation Date. Transfers out of the Fund within 30 days prior to the Liquidation Date and transfers out of the Fidelity VIP Government Money Market Fund within 30 days after the Liquidation Date will not count as a transfer for purposes of transfer limitations under the policies or contracts.  Please see the Trust’s Prospectus for information about other funds available for investment that are offered by the Trust.  Please see your product prospectus for more information on transfers, including any restrictions on transfers into the Fund before the Liquidation Date, and other investment options available under your policy or contract.

Disclosure Changes. Assuming the Liquidation of the Fund occurs, all references to and related to the Fund and its sub-adviser, Eaton Vance Investment Managers, in the Trust’s Prospectus will be deleted effective upon the Liquidation Date.  Apart from the proxy materials, no further notification regarding the liquidation of this Fund will be sent, unless circumstances change from those described above.